[GRAPHIC OMITTED]



                             The Chapman Funds, Inc.
                               Semi-Annual Report
                                 April 30, 2002






                                 DEM EQUITY FUND





                           A Domestic Emerging Markets
                             Investment Opportunity

A MESSAGE TO OUR SHAREHOLDERS

     We are pleased to provide our semi annual report for shareholders of the DEM Equity Fund for the period ended April 30, 2002.

     The DEM Equity Fund, which was launched on April 8, 1998, pioneered the "Domestic Emerging Markets" segment, which we believe offers exciting opportunities for investment. The Domestic Emerging Markets market segment is comprised of companies ("DEM Companies") that are controlled by African Americans, Asian Americans, Hispanic Americans or women and that are located in the United States and its territories (the "DEM profile").

     DEM Equity Fund, a non-diversified portfolio, seeks aggressive long-term growth through capital appreciation. The Fund invests in companies that we believe are positioned for growth within the Domestic Emerging Market segment. The Fund considers both capital appreciation and income in the selection of investments, but we place primary emphasis on capital appreciation.

     The equity market remained challenging during the six-month period ended April 30, 2002. The major indices as measured by the S&P 500 and the Russell 2000 Growth saw some improvement over this six-month period.

     Our institutional and investor shares increased 10.28% and 9.86%, respectively, over the last six months. Our benchmark, the Russell 2000 Growth index increased 10.41% over the same period. However, the Fund's average annual return since inception (April 8, 1998) remains relatively strong versus its benchmark. During that period, the Fund's average annual return on its institutional and investor shares were 5.73% and 5.12%, respectively, versus a decline of 2.85% for the Russell 2000 Growth index.

PERFORMANCE REVIEW

     Since the Fund's inception in April 1998, a $10,000 initial investment in the Fund's Investor Shares would have grown to $11,666 (including maximum sales charge of 4.75%), and a $10,000 initial investment in the Fund's Institutional Shares would have grown to $12,541. In comparison, the same initial investment in the Russell 2000 Growth Index for the same period would have declined to $8,892.



                                 PERFORMANCE COMPARISON

                                    Russell 2000    Institutional Investor
                                    Growth          Shares        Shares
    4/8/1998                         $  10,000      $ 10,000      $   9,525
    10/31/98                         $   7,820      $  8,110      $   7,725
    10/31/99                         $  10,110      $ 14,255      $  13,525
    10/31/00                         $  11,747      $ 20,373      $  19,164
    10/31/01                         $   8,054      $ 11,372      $  10,619
    4/30/02                          $   8,892      $ 12,541      $  11,666





          NOTE: PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.



                           TOTAL RETURN (NET OF FEES)
                         For period ended April 30, 2002

                            6 MONTHS       1 YEAR             AVERAGE ANNUAL
                              ENDED         ENDED             SINCE INCEPTION*

INVESTOR SHARES
(WITH SALES CHARGE)           4.64%         -13.37%                5.12%
(WITHOUT SALES CHARGE)        9.86%         -17.48%                3.87%

INSTITUTIONAL SHARES         10.28%         -12.67%                5.73%

RUSSELL 2000 GROWTH          10.41%          -8.43%              -2.85%

*April 8, 1998

PORTFOLIO HIGHLIGHTS



                         TOP TEN PORTFOLIO HOLDINGS AS OF 04/30/02

     STOCK                                           % of total net assets
--------------------------------------------------------------------------------

     Pediatrix Medical Group                                          8.3%
     Wet Seal                                                         7.5
     Golden West Financial                                            6.7
     Nvidia Corporation                                               5.6
     Advent Software                                                  5.4
     Univision Communications                                         5.4
     Doral Financial Corporation                                      4.8
     Autodesk                                                         4.6
     Ethan Allen Interiors, Inc..                                     4.6
     Renaissance Learning                                             4.6



     The unprecedented events of September 11, 2001 created additional concerns for the outlook of the economy. Additionally, there have been a number of major corporate disasters within the first four months of 2002. America's 7th largest corporation was reduced to a shadow of its former self. Along the way thousands of employees saw their retirement savings completed eroded.

     Confidence in the equity markets has been shaken and will be sorely tested over the next several quarters. The demise of Enron and the conflicts of interest with its auditors, an institution that traditionally has been held in high esteem, has seriously undermined investor confidence. Over the last six months corporate profits have generally been in line with reduced expectations. Pockets of strengths were exhibited in some sectors such as energy, financials and consumer staples. However, the technology and telecom sectors remain depressed.

     The FOMC has maintained its bias towards lower rates over the last several quarters. However, the Fed saw no need to lower the federal funds rate below 1 3/4% during their March and May meetings. Inflation remains in check, however commodity prices have edged higher recently. Oil and gas, along with precious metals prices are beginning to explore new highs. This may very well predicate the inflation picture over the next few quarters. The US dollar has begun to lose ground after several years of appreciating. The weaker dollar and relative valuation differences have brought about a renewed interest in overseas equity markets. We believe that the ongoing war effort and unrest in the Middle East could exacerbate commodity prices and the US dollar.

     Despite the more challenging environment, we believe that the economy will begin to turn around during the second half of 2002. Clearly, the terrorist attacks and ancillary uncertainty have added an additional level of risk to the market. We are also mindful of the rising unemployment rate and lower consumer confidence. However, the current low interest rate environment and low level of inflation will continue to foster economic growth, albeit at a slower pace. While demand remains relatively weak we see early indications of it strengthening. Excess inventory has been reduced and we will begin to see renewed investments over the next several quarters.

     We remain optimistic with respect to the long-term prospect of the DEM Equity Fund. The equity team continues to focus on companies with stronger financial statements and a great franchise.

     We thank you for your confidence and the opportunity to continue earning your business.

                                       Sincerely,



                                       Nathan A. Chapman, Jr.
                                       President

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

SCHEDULE OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED)


                                                            MARKET VALUE
  SHARES                                                      (NOTE 2)
---------                                                  -------------
            COMMON STOCK--90.5%
            CONSUMER DISCRETIONARY--29.1%
            Consumer Products
 15,000       Martha Stewart Living, Class A+ ............    $  270,000
 20,000       Movado Group, Inc. .........................       456,000
            Furniture
 15,295       Ethan Allen Interiors, Inc. ................       630,307
            Media/Publishing
 18,300       Univision Communications, Inc.+ ............       731,268
            Retailers
 28,554       Wet Seal, Inc., Class A + ..................     1,017,379
            Software & Technology Service
 18,000       Renaissance Learning + .....................       622,260
            Technology
 27,900       Gemstar -- TV Guide International + ........       249,984
                                                              ----------
            Total Consumer Discretionary                       3,977,198
                                                              ----------
            FINANCIAL SERVICES--28.4%
            Banks
  5,000       Carver Bancorp, Inc. .......................        59,025
 13,450       Golden West Financial ......................       919,845
  1,250       International Bancshares ...................        63,188
 20,000       Popular, Inc. ..............................       588,200
            Financial Services
 18,600       Doral Financial Corporation ................       649,884
 18,425       Oriental Financial Group, Inc. .............       401,665
 23,250       R&G Financial Corporation, Class B .........       465,232
            Software & Technology Service
 15,000       Advent Software, Inc. + ....................       740,700
                                                              ----------
            Total Financial Services ...................       3,887,739
                                                              ----------
            HEALTH CARE--12.1%
            Health Care Management Services
 24,000       Pediatrix Medical Group + ..................     1,127,760
            Medical Products
  3,000       ICU Medical, Inc.+ .........................       114,030
  3,000       Option Care, Inc.+ .........................        56,370
            Pharmaceutical
 13,500       First Horizon Pharmaceutical+ ..............       351,540
                                                              ----------
            Total Health Care                                  1,649,700
                                                              ----------
            PRODUCER DURABLE--5.3%
            Communications
 43,250       Mastec, Inc. + .............................       336,485
            Retail
 13,750       Electronics Boutique Holdings + ............       391,050
                                                              ----------
            Total Producer Durable .....................         727,535
                                                              ----------


See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

SCHEDULE OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED) -- CONCLUDED


                                                                        MARKET VALUE
   SHARES                                                                 (NOTE 2)
-----------                                                            -------------
              COMMON STOCK--CONTINUED
              TECHNOLOGY--15.6%
              Software & Technology Services
   34,000       Autodesk, Inc. .......................................   $   625,260
   10,000       Computer Associate International .....................       186,000
    9,000       NETIQ Corp.+ .........................................       201,870
    8,500       WEBEX Communications, Inc. + .........................       146,455
              Technology
   22,000       Nvidia Corporation + .................................       765,820
   29,000       Solectron Corporation + ..............................       211,700
                                                                         -----------
              Total Technology                                             2,137,105
                                                                         -----------
              Total Common Stock (Cost $11,332,965).................      12,379,277
                                                                         -----------
              SHORT-TERM INVESTMENTS--9.2%
              MONEY MARKET ACCOUNT--9.2%
1,263,483       UMB Money Market Fiduciary Account ...................     1,263,483
                                                                         -----------
                Total Short-Term Investments (Cost $1,263,483)........     1,263,483
                                                                         -----------
                Total Investments (Cost $12,596,448)--99.8%...........    13,642,760
                Other Assets and Liabilities, net--0.2% ..............        32,077
                                                                         -----------
                Net assets--100.0% ...................................   $13,674,837
                                                                         -----------

+ Non-income producing security for the six months ended April 30, 2002.

See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2002 (UNAUDITED)


ASSETS:
Investments in securities at value (cost $11,332,965) .........    $ 12,379,277
Short-term investments ........................................       1,263,483
Receivable for shares sold ....................................           6,236
Interest and dividends receivable .............................             272
Due from advisor ..............................................          70,180
Other assets ..................................................           4,323
                                                                   ------------
Total assets ..................................................      13,723,771
                                                                   ------------
LIABILITIES:
Payable for shares repurchased ................................           2,040
Accrued expenses ..............................................          46,894
                                                                   ------------
Total liabilities .............................................          48,934
                                                                   ------------
NET ASSETS ....................................................    $ 13,674,837
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................    $ 17,148,370
Accumulated net investment loss ...............................         (58,982)
Accumulated net realized loss on investments ..................      (4,460,864)
Net unrealized appreciation of investments ....................       1,046,313
                                                                   ------------
NET ASSETS ....................................................    $ 13,674,837
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE PER:
 Institutional Shares:
 ($13,102,496 / 731,141 shares outstanding)....................    $      17.92
                                                                   ============
 Investor Shares:
 ($572,341 / 32,706 shares outstanding) .......................    $      17.50
                                                                   ============
OFFERING PRICE PER INVESTOR SHARES:
 Net asset value ..............................................    $      17.50
 Sales Charge (maximum of 4.75% of offering price) ............             .87
                                                                   ------------
 Offering price ...............................................    $      18.37
                                                                   ============


See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)


INVESTMENT INCOME:
 Dividends ...............................................................     $    27,224
 Interest ................................................................           1,561
                                                                               -----------
   Total investment income ...............................................          28,785
                                                                               -----------
EXPENSES:
 Management and administrative fees ......................................          71,818
 Distribution fees:
   Investor Shares .......................................................           1,514
   Institutional Shares ..................................................          16,343
 Transfer agent fees .....................................................          48,214
 Fund accounting fees ....................................................          18,818
 Registration fees .......................................................          14,006
 Professional fees .......................................................           9,689
 Shareholder reports .....................................................           7,851
 Custody fees ............................................................           3,484
 Directors fees ..........................................................             708
 Other ...................................................................          16,713
                                                                               -----------
   Total expenses before reimbursement/waiver ............................         209,158
   Expenses reimbursed/waived ............................................        (121,391)
                                                                               -----------
   Net expenses ..........................................................          87,767
                                                                               -----------
Net investment loss ......................................................         (58,982)
                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investment transactions ............................         294,380
 Net change in unrealized appreciation/depreciation of investments .......         999,639
                                                                               -----------
   Net realized and unrealized gain on investments .......................       1,294,019
                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................     $ 1,235,037
                                                                               ===========

See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                            FOR THE SIX MONTHS
                                                                                  ENDED           FOR THE YEAR
                                                                              APRIL 30, 2002         ENDED
                                                                               (UNAUDITED)      OCTOBER 31, 2001
                                                                           ------------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment loss .....................................................     $   (58,982)      $     (67,141)
 Net realized gain on investment transactions ............................         294,380          (4,563,827)
 Net change in unrealized appreciation/depreciation of investments .......         999,639         (13,039,492)
                                                                               -----------       -------------
 Net increase/(decrease) in net assets from operations ...................       1,235,037         (17,670,460)
                                                                               -----------       -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
 Proceeds from shares sold:
   Institutional Shares ..................................................       1,039,668          12,637,778
   Investor Shares .......................................................          49,908             231,488
                                                                               -----------       -------------
   Total proceeds from shares sold .......................................       1,089,576          12,869,266
                                                                               -----------       -------------
 Cost of shares repurchased:
   Institutional Shares ..................................................        (683,423)        (18,107,212)
   Investor Shares .......................................................        (109,087)           (182,392)
                                                                               -----------       -------------
   Total cost of shares repurchased ......................................        (792,510)        (18,289,604)
                                                                               -----------       -------------
   Increase in net assets from capital share transactions ................         297,066          (5,420,338)
                                                                               -----------       -------------
 Total decrease/(increase) in net assets .................................       1,532,103         (23,090,798)
NET ASSETS:
 Beginning of period .....................................................      12,142,734          35,233,532
                                                                               -----------       -------------
 End of period ...........................................................     $13,674,837       $  12,142,734
                                                                               ===========       =============


See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND -- INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. It should be read in conjunction with financial statements and notes thereto.


                                                     FOR THE SIX
                                                    MONTHS ENDED   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  APRIL 8, 1998(1)
                                                      APRIL 30,        ENDED          ENDED          ENDED         THROUGH
                                                        2002        OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                     (UNAUDITED)       2001           2000           1999            1998
                                                   -------------- -------------- -------------- -------------- ---------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period ............   $ 16.25         $  29.11       $ 20.37        $ 11.58        $  14.29
                                                     -------         --------       -------        -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment loss(2) ..........................      (.08)            (.04)         (.24)          (.40)           (.29)
 Net realized and unrealized gain (loss)
   investments ...................................      1.75           (12.82)         8.98           9.19           (2.42)
                                                     --------        --------       -------        -------        --------
 Total from investment operations ................      1.67           (12.86)         8.74           8.79           (2.71)
                                                     -------         --------       -------        -------        --------
DISTRIBUTIONS:
 From net investment income ......................        --               --            --             --              --
 From net realized gains on investments ..........        --               --            --             --              --
                                                     -------         --------       -------        -------        --------
 Total distributions .............................        --               --            --             --              --
                                                     -------         --------       -------        -------        --------
 Net asset value, end of period ..................   $ 17.92         $  16.25       $ 29.11        $ 20.37        $  11.58
                                                     ========        ========       =======        =======        ========
TOTAL RETURN(3) ..................................     10.28%          (44.18)%       42.91%         75.91%         (18.96)%
RATIOS / SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
 Expenses (net of reimbursement/ waiver) .........      1.25%(4)         1.25%         1.52%          2.97%           4.30%
 Expenses prior to reimbursement/waiver ..........      3.03%(4)         2.00%         2.36%          3.00%           4.30%
 Net investment loss .............................     (0.83)%(4)       (0.20)%      ( 0.78)%       ( 2.64)%         (4.06)%
SUPPLEMENTAL DATA:
 Net Assets, end of period (000 omitted) .........   $13,102         $ 11,569       $34,252        $17,006        $  8,107
 Portfolio turnover rate .........................         3%              64%           31%            17%             18%


--------------------
(1) Commencement of operations. Ratios have been annualized and total return has not been annualized.

(2) Net investment loss per share was calculated using the average shares method.

(3) Total Return represents the return that an investor would have earned or lost on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions). Total returns for periods less than one year have not been annualized.

(4) Annualized.


See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND -- INVESTOR SHARES

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. It should be read in conjunction with financial statements and notes thereto.


                                                     FOR THE SIX
                                                    MONTHS ENDED   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  APRIL 8, 1998(1)
                                                      APRIL 30,        ENDED          ENDED          ENDED         THROUGH
                                                        2002        OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                     (UNAUDITED)       2001           2000           1999            1998
                                                   -------------- -------------- -------------- -------------- ---------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period ............   $ 15.93         $  28.75       $ 20.29        $ 11.58        $  14.29
                                                     -------         --------       -------        -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment loss(2) ..........................      (.14)            (.20)         (.45)          (.45)           (.29)
 Net realized and unrealized gain (loss) on
   investments ...................................      1.71           (12.62)         8.91           9.16          ( 2.42)
                                                     -------         --------       -------        -------        --------
 Total from investment operations ................      1.57           (12.82)         8.46           8.71          ( 2.71)
                                                     -------         --------       -------        -------        --------
DISTRIBUTIONS:
 From net investment income ......................        --               --            --             --              --
 From net realized gains on investments ..........        --               --            --             --              --
                                                     -------         --------       -------        -------        --------
 Total distributions .............................        --               --            --             --              --
                                                     -------         --------       -------        -------        --------
 Net asset value, end of period ..................   $ 17.50         $  15.93       $ 28.75        $ 20.29        $  11.58
                                                     ========        ========       =======        =======        ========
TOTAL RETURN(3) ....................................    9.86  %        (44.59)%       41.69%         75.21%         (18.96)%
RATIOS / SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
 Expenses (net of reimbursement/ waiver) .........      2.00%4           2.00%         2.59%          3.25%           4.55%
 Expenses prior to reimbursement/waiver ..........      3.54%4           2.57%         3.20%          3.50%           4.80%
 Net investment loss .............................    ( 1.58)%4        ( 0.97)%      ( 1.47)%       ( 2.90)%        ( 4.31)%
SUPPLEMENTAL DATA:
 Net Assets, end of period (000 omitted) .........  $    572         $    573       $   981        $   421        $     45
 Portfolio turnover rate .........................         3%              64%           31%            17%             18%


--------------------
1 Commencement of operations. Ratios have been annualized and total return has not been annualized.

2 Net investment loss per share was calculated using the average shares method.

3 Total Return represents the return that an investor would have earned or lost on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions). Total returns for periods less than one year have not been annualized.

4 Annualized.


See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 (UNAUDITED)



NOTE 1 -- GENERAL


The Chapman Funds, Inc. (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company currently offers two series: DEM Equity Fund and the Chapman U.S. Treasury Money Fund. The Company has registered four additional series, which are currently not operating: Chapman Institutional Cash Management Fund, DEM Index Fund, DEM Multi-Manager Equity Fund, and DEM Multi-Manager Bond Fund. These financial statements pertain to the DEM Equity Fund (the "Fund"). The Fund offers two classes of shares, Institutional Shares and Investor Shares. The Institutional Shares are sold without a sales load, and the Investor Shares have a maximum 4.75% front-end sales load.


The Fund is a non-diversified portfolio that seeks aggressive long-term growth through capital appreciation from investments in companies that are located in the United States and its territories and that are controlled by African Americans, Asian Americans, Hispanic Americans or women.


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES


The following is a summary of significant accounting policies followed by the Fund.


Security Valuation -- Portfolio securities primarily traded on an exchange are valued at the last quoted sales price for that day. Securities traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities are valued through valuations obtained from an independent pricing service or as determined in good faith by the Board of Directors. Investments in short-term securities having a maturity of 60 days or less are valued at amortized cost.


Federal Income Taxes -- No provision for federal income taxes has been made since the Fund intends to continue to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income.


Distributions to stockholders -- Distributions to shareholders of the Fund from net investment income, if any, are declared and paid quarterly. Distributions from net realized gains, if any, are declared and paid annually in December.


Securities Transactions, Investment Income, Distributions, and Other -- The Fund accounts for security transactions on a trade date basis. Realized gains and losses on sales of securities are determined using the specific identification method for both financial and income tax reporting purposes. Interest income and expenses are recorded on an accrual basis. Income and common expenses are allocated on a daily basis to each class based on its respective net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 (UNAUDITED) -- CONTINUED

NOTE 3 -- DISTRIBUTIONS TO SHAREHOLDERS


Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The Fund did not make any distributions during the period ended April 30, 2002 or the year ended October 31, 2001.


As of April 30, 2002, the components of net assets on a tax basis were as follows:



Capital loss carryforwards .........................     $ (4,460,864)
Net unrealized appreciation of investments .........        1,046,313
Paid in capital ....................................       17,089,388
                                                         ------------
Net assets .........................................     $ 13,674,837
                                                         ============

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Portfolio's capital loss carryforwards will expire as follows:


         10/31/2007          $4,378,490

         10/31/2009              82,374



NOTE  4 -- INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES


Chapman Capital Management, Inc. ("CCM") is the investment adviser for the Fund. The Fund pays CCM an advisory fee at an annual rate of .90% of the Fund's average daily net assets, and an administration fee at an annual rate of .15% of the Fund's average daily net assets.


CCM has agreed to contractually limit the total annual operating expenses (excluding income, excise and other taxes and extraordinary expenses) of the Fund to 1.25% and 2.00% of average daily net assets of the Institutional Shares and Investor Shares, respectively, until at least December 31, 2012. Prior to March 19, 2000, CCM voluntarily agreed to limit such expenses to 2.00% and 3.00% of average daily net assets of Institutional Shares and Investor Shares, respectively.


PFPC, Inc. ("PFPC"), serves as the Funds' Transfer and Dividend Paying Agent and Accounting Agent pursuant to an Investment Company Services Agreement. As compensation for transfer agent services, the Fund pays PFPC an account fee plus an additional class fee. As compensation for accounting services, the Fund pays PFPC a fee based on its average daily net assets plus an additional class fee.


Pursuant to Rule 12b-1 under the 1940 Act, The Chapman Co., an affiliate of CCM and the distributor of the Fund (the "Distributor"), receives a fee under the Investor Shares Distribution Plan for stockholder and distribution services at an annual rate of .75% (up to .25% stockholder service fee and .50% distribution fee) of the average daily net assets of the Fund attributable to the Investor Shares. The Distributor has voluntarily limited such fee of the Fund to an aggregate of .50% of average daily net assets (up to .25% stockholder service fee and .25% distribution fee). These voluntary limits are not contractual and could change. For the six months ended April 30, 2002, total distribution fees waived were $757. The Distributor also receives a fee under the Institutional Shares Distribution Plan for stockholder

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 (UNAUDITED) -- CONTINUED

administrative and distribution services at an annual rate of .25% of the average daily net assets of the Fund attributable to the Institutional Shares. At April 30, 2002, expenses payable to The Chapman Co. for the Fund's distribution services were $2,556.

For the six months ended April 30, 2002, The Chapman Co., earned commissions on sales of Investor Shares of the Fund amounting to $2,371, and received brokerage commissions related to Fund portfolio transactions of $3,975.


NOTE 5 -- CAPITAL SHARE TRANSACTIONS

The Company is authorized to issue 10 billion full and fractional shares of common stock, par value $.001 per share, of which 1 billion shares have been designated for each of the Fund's classes.

Transactions in shares of the respective classes were as follows:


                                                FOR THE SIX MONTHS ENDED     FOR THE YEAR ENDED
                                                     APRIL 30, 2002           OCTOBER 31, 2001
                                               --------------------------   -------------------
Shares sold:
 Institutional Shares ......................           56,689                    609,682
 Investor Shares ...........................            2,799                     11,021
Shares issued as reinvestment of dividends:
 Institutional Shares ......................               --                         --
 Investor Shares ...........................               --                         --
Shares repurchased:
 Institutional Shares ......................          (37,033)                (1,074,484)
 Investor Shares ...........................           (6,083)                    (9,174)
                                                      -------                 ----------
Net increase in shares outstanding .........           16,372                    462,955
                                                      =======                 ==========

NOTE 6 -- DIRECTOR'S FEES AND RELATED PARTIES

Certain officers and directors of the Company are "affiliated persons", as defined in the 1940 Act, of the adviser. For the six months ended April 30, 2002, these "affiliated persons" did not receive any compensation from the Company or the Fund.


NOTE 7 -- SUBSEQUENT EVENTS

On May 22, 2002, the Board of Directors unanimously approved the removal of the ten-year contractual expense limitation for the Investor and Institutional shares. This change became effective June 1, 2002.

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       THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO
OTHERS WHO HAVE RECEIVED A COPY OF THE DEM EQUITY FUND PROSPECTUS.

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[GRAPHIC OMITTED]



                             The
                             Chapman
                             Funds
                             A member of the
                             Chapman Group
                             of Companies


                         FOR SHAREHOLDER INQUIRIES CALL
                       THE CHAPMAN CO. AT 1-800-752-1013
                                       OR
                         PFPC, INC. AT 1-800-441-6580


                       TRANSFER AND DIVIDEND PAYING AGENT
                             AND ACCOUNTING AGENT:
                                  PFPC, INC.
                               3200 HORIZON DRIVE
                                 PO BOX 61503
                           KING OF PRUSSIA, PA 19406
                                 1-800-441-6580


                              INVESTMENT ADVISER:

                       CHAPMAN CAPITAL MANAGEMENT, INC.
                          WORLD TRADE CENTER--BALTIMORE
                        401 EAST PRATT STREET, 28TH FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656


                                   CUSTODIAN:

                                UMB BANK, N.A.
                                928 GRAND AVENUE
                       KANSAS CITY, MISSOURI 64141-6226


                                  DISTRIBUTOR:

                                THE CHAPMAN CO.
                          WORLD TRADE CENTER--BALTIMORE
                        401 EAST PRATT STREET, 28TH FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656


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                                 DEM EQUITY FUND






                               A DOMESTIC EMERGING
                               MARKETS INVESTMENT
                                   OPPORTUNITY





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                               SEMI-ANNUAL REPORT

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